Exhibit 99.2

3rd Quarter 2002 Earnings Teleconference July 23, 2002 Lucent Technologies

This presentation includes some forward-looking statements about our expectations for our future performance. Actual results could differ materially from those suggested by our comments today. Additional information about factors that could affect future results are addressed in our SEC filings, including our Form 10-K, 10-Q, and 8-Ks. A summary is included at the end of this presentation. Financial information in this presentation is pro-forma for continuing operations and excludes amortization of goodwill and other acquired intangibles, business restructuring charges, and the writedown of impaired assets. Any information contained herein should be read in conjunction with the July 23, 2002 Q3 earnings press release with accompanying financial tables. Forward-Looking Statement Disclosure

Impact of Tax-Related Items * Includes impact of preferred dividends Valuation Allowance is a non-cash tax charge and has no operational impact

Pro Forma Quarterly Results Highlights

Revenue and Gross Margin Trend ($B) Despite declining revenues, gross margin has significantly improved over the last year

Additional Restructuring Charge

Operational Impact of Restructuring Charge Breakeven Revenues $3.5 billion Gross Margin Low 30%'s Overall Savings $700 million Annual Expense Reduction $400 million 7,000 Headcount Reduction Majority by Dec. 31, 2002 Additional actions are being evaluated to drive breakeven revenues below $3.5 billion Additional Restructuring Charge (cont'd)

Operating Cash Flow Review (including Optical Fiber through 1Q02) Efforts over the past year have continued to improve operating cash flow * Incorporates a tax refund of $616M in Q3 and $337M in Q2 * *

Cash & Debt Summary

Vendor Finance Summary Continuing decline in total vendor finance exposure

Key Financial Takeaways Continue to make significant progress on several key issues * Arrows indicate direction of sequential change

Forward-Looking Statement Disclosure This presentation contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These risks and uncertainties include: the failure of the telecommunications market to improve or improve at the pace we anticipate; our ability to comply with covenants and restrictions in our credit facility; our ability to realize the benefits we expect from our new strategic direction and restructuring program; our ability to secure additional sources of funds on reasonable terms if our sources of liquidity are unavailable; our credit ratings; our ability to compete effectively; our reliance on a limited number of key customers; our exposure to the credit risk of our customers as a result of our vendor financing arrangements and accounts receivable; our reliance on third parties to manufacture some of our products; the cost and other risks inherent in our long-term sales agreements; our product mix and ability to keep pace with technological advances in our industry; the complexity of our products; our ability to retain and recruit key personnel; existing and future litigation; our ability to protect our intellectual property rights and the expenses we may incur in defending such rights; changes in environmental health and safety law; changes to existing regulations or technical standards; and the social, political and economic risks of our foreign operations. For a further list and description of such risks and uncertainties, see the reports filed by Lucent with the Securities and Exchange Commission. Except as otherwise required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.